Exhibit 10.2
Schedule I
EUROPEAN RESTRUCTURING TRANSACTIONS
Current Structure
Step 1:
Mobile Storage Group, Inc. distributes 601,100 ordinary shares of Ravenstock MSG Limited to Mobile Mini, Inc.

Step 2:
Mobile Mini, Inc. contributes 601,100 ordinary shares of Ravenstock MSG Limited to Mobile Mini UK Holdings Limited in exchange for an issue of 300 ordinary shares by Mobile Mini UK Holdings Limited to Mobile Mini, Inc.

Step 3:
Ravenstock MSG Limited transfers substantially all of its assets to Mobile Mini UK Limited in exchange for (i) the assumption of all of Ravenstock MSG Limited’s liabilities and (ii) an issue of 20,000 ordinary shares by Mobile Mini UK Limited to Ravenstock MSG Limited.
Step 4:
If Ravenstock MSG Limited transfers substantially all of its assets in exchange for an issue of ordinary shares of Mobile Mini UK Limited pursuant to Step 3 above, Ravenstock MSG Limited shall dividend such shares to Mobile Mini UK Holdings Limited.

Schedule 8.04
Capital Structure
(Revised as of August 31, 2008)
The class and the number of authorized and issued Securities of US Company and each of its Subsidiaries and the record owner of the Securities of the Subsidiaries are as follows:
US Company:

	Number of Securities		Number of Securities
	Issued and Outstanding		Authorized but
Class of Securities	(August 6, 2008)		Unissued
Common Stock, par value $0.01 per share - 95,000,000	34,848,256		60,151,744
Preferred Stock, par value $0.01 per share - 20,000,000	8,555,556	*	11,444,444

*	Series A Convertible Redeemable Participating Preferred Stock, all 8,555,556 of which were issued in connection with the Transactions.
Subsidiaries:

			Number of
		Number and Class	Securities
	Jurisdiction of	of Securities Issued	Authorized
Name	Organization	and Outstanding	but Unissued	Record Owner

Mobile Mini I, Inc.[1]	Arizona	10,000 shares of common stock	990,000	100% Mobile Mini, Inc.

Delivery Design Systems, Inc.	Arizona	10,000 shares of common stock	990,000	100% Mobile Mini, Inc.

Mobile Mini, LLC	California	100% membership interest	N/A	100% Mobile Mini, Inc.

Mobile Mini, LLC	Delaware	100% membership interest	N/A	100% Mobile Mini, Inc.

Mobile Mini of Ohio, LLC	Delaware	100% membership interest	N/A	100% Mobile Mini, Inc.

A Royal Wolf Portable Storage, Inc. [2]	California	643,250 shares of common stock	356,750	100% Mobile Mini, Inc.

Temporary Mobile Storage, Inc.	California	1,500 shares of common stock	998,500	100% A Royal Wolf Portable Storage Inc.

			Number of
		Number and Class	Securities
	Jurisdiction of	of Securities Issued	Authorized
Name	Organization	and Outstanding	but Unissued	Record Owner

Mobile Mini UK Holdings Limited [3]	England and Wales	400 ordinary shares	600	100% Mobile Mini, Inc.

Mobile Mini UK Limited [4]	England and Wales	80,000 ordinary shares	20,000	100% Mobile Mini, UK Holdings Limited

Box Lease Limited	England and Wales	2 ordinary shares	9,998	100% Mobile Mini, UK Limited

Mobile Mini Holding B.V.	Netherlands	180 ordinary shares	720	100% Mobile Mini, Inc.

Mobile Mini B.V. [5]	Netherlands	18 ordinary shares	72	100% Mobile Mini, Holding B.V.

Mobile Storage Group, Inc.	Delaware	100 common shares	0	100% Mobile Mini, Inc.

MSG Investments, Inc.	California	10,000 common shares	0	100% Mobile Storage Group, Inc.

A Better Mobile Storage Company	California	1,000 common shares	0	100% Mobile Storage Group, Inc.

Mobile Storage Group (Texas), L.P.	Texas	100% membership interest	N/A	99% Mobile Storage Group, Inc.; 1% MSG Investments, Inc.

Ravenstock MSG Limited	United Kingdom	601,100 ordinary shares 0 preferred shares	398,900 10,000,000	100% Mobile Mini UK Holdings Limited

Ravenstock Tam (Hire) Limited	United Kingdom	10,550 ordinary shares	0	100% Ravenstock MSG Limited

Number of
		Number and Class	Securities
	Jurisdiction of	of Securities Issued	Authorized
Name	Organization	and Outstanding	but Unissued	Record Owner

Mobile Storage (U.K.) Limited	United Kingdom	100 ordinary shares 6,000,000 preferred shares	999,900 4,000,000	100% Ravenstock MSG Limited

Mobile Storage UK Finance Limited Partnership	United Kingdom	100% membership interest	N/A	99%. MSG Investments, Inc.; 1% Mobile Storage Group, Inc.

LIKO Luxembour International s.a.r.L.	Luxembourg	160 ordinary shares	0	100% Mobile Storage UK Finance Limited Partnership

1)	Surviving company of 6/29/07 merger of Mobile Mini I, Inc. and Mobile Mini Holdings, Inc.

2)	Formerly Triton Mobile Storage, Inc., which was formerly International Equipment Marketing, Inc.

3)	Formerly Lampgrass Limited

4)	Formerly Royalwolf Trading UK Limited

5)	Formerly RoyalWolf Containers B.V.
The following agreements are binding upon the Company’s or other Credit Party’s partners, members or shareholders:
•	There are no corporate or joint venture relationships.
•	Stockholders Agreement, dated as of June 27, 2008, by and among US Company and the Stockholders signatory thereto.
•	Pledge Agreement, dated as of June 27, 2008, by and among US Company and any other pledgors thereto and Deutsche Bank AG New York Branch.
•	Charge over Shares, dated as of June 27, 2008, by Mobile Storage Group, Inc. as Chargor in favour of Deutsche Bank AG New York Branch as Collateral Agent.